Exhibit 23(a)
                                                                 -------------



                         Consent of Independent Auditors



The Board of Directors
Electronic Data Systems Corporation

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                 /s/ KPMG LLP


Dallas, Texas
September 10, 1999